Jennison Sector Funds, Inc.

Jennison Utility Fund

Supplement dated June 29, 2007 to

Prospectus dated January 31, 2007

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The table entitled “share class comparison” appearing in the section of the Prospectus titled “How to Buy, Sell and Exchange Shares of the Fund”—Choosing a Share Class” is hereby amended by changing the minimum purchase amount shown in the table for each of Class A and Class B shares to $2500.

LR00175